UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

APi Group Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39275	98-1510303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Old Highway 8 NW
New Brighton, Minnesota		55112
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 651 636-4320

N/A

(Former Name or Former Address, if Changed Since Last Report)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	APG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 15, 2023, APi Group Corporation (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”) in a virtual format. At the Annual Meeting, the shareholders voted on (i) the election of ten director nominees for a one-year term, (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year and (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

As of the record date of April 18, 2023, there were 240,012,900 total shares outstanding entitled to 271,733,226 votes (including 235,212,900 shares of common stock entitled to one vote per share; 4,000,000 shares of Series A Preferred Stock entitled to one vote per share; and 800,000 shares of Series B Preferred Stock entitled to a total of 32,520,326 votes). Of the 271,733,226 votes available as of the record date, 235,444,457 votes were cast at the Annual Meeting.

1. The stockholders voted in favor of the election of the following director nominees as directors for a term of office expiring at the 2024 Annual Meeting of Shareholders and, in each case, until his or her successor is duly elected and qualified.

	For	Against	Abstain	Broker Non-Vote
Sir Martin E. Franklin	206,921,560	10,639,465	71,896	17,811,536
James E. Lillie	216,622,387	929,043	81,491	17,811,536
Ian G. H. Ashken	174,302,015	43,224,013	106,893	17,811,536
Russell A. Becker	216,300,997	1,181,373	150,551	17,811,536
David S. Blitzer	216,950,435	565,072	117,414	17,811,536
Paula D. Loop	216,224,928	1,331,147	76,846	17,811,536
Anthony E. Malkin	215,511,037	1,994,062	127,822	17,811,536
Thomas V. Milroy	216,306,397	1,198,923	127,601	17,811,536
Cyrus D. Walker	169,525,310	47,959,286	148,325	17,811,536
Carrie A. Wheeler	182,535,518	34,990,876	106,527	17,811,536

2. The shareholders approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year.

For	Against	Abstain
233,978,886	1,122,886	342,685

3. The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, representing 95.45% votes cast in favor of the proposal.

For	Against	Abstain	Broker Non-Vote
207,383,830	9,891,247	357,844	17,811,536

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APi Group Corporation

Date:	June 20, 2023	By:	/s/ Louis B. Lambert
Name: Louis B. Lambert Title: Senior Vice President, General Counsel and Secretary